UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 22, 2020

LAREDO PETROLEUM, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street	Suite 900
Tulsa	Oklahoma	74119
(Address of principal executive offices)		(Zip code)
 Registrant’s telephone number, including area code: (918) 513-4570

 Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	LPI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 22, 2020, Laredo Petroleum, Inc. (the "Company") entered into the Fifth Amendment (the "Fifth Amendment") to the Fifth Amended and Restated Credit Agreement (as amended, the "Senior Secured Credit Facility") among the Company, as borrower, Wells Fargo Bank, N.A., as administrative agent, Laredo Midstream Services, LLC and Garden City Minerals, LLC, as guarantors, and the banks signatory thereto. Among the more significant changes reflected in the Fifth Amendment are: (i) the Borrowing Base was reaffirmed at $725 million (the Aggregate Elected Commitment Amount was unchanged at $725 million); (ii) the margin applied to both Eurodollar and Adjusted Base Rate Loans and the fees charged in connection with letters of credit were increased by 0.500%, in each case, at all levels of Borrowing Base utilization; (iii) an anti-cash hoarding provision, which is subject to customary carveouts, was added, which provision will require weekly prepayments to the extent that cash and cash equivalents of the company exceed $50 million; (iv) the covenant limiting Distributions was modified such that the pro forma Consolidated Total Leverage Ratio components of such covenant were reduced from not greater than 2.5 to 1.00 to not greater than 2.00 to 1.00; and (v) the covenant limiting Redemption of Senior Notes was modified such that the pro forma Consolidated Total Leverage Ratio component of such covenant was increased from not greater than 2.50 to 1.00 to not greater than 2.75 to 1.00 (to the extent that Redemption of Senior Notes on or after October 22, 2020 do not exceed $50 million) such that the pro forma Consolidated Total Leverage Ratio component remain unchanged as to Redemption of Senior Notes in excess of such $50 million cap; and (vi) the Consolidated Total Leverage Ratio financial covenant was decreased from not greater than 4.25 to 1.00 to not greater than 4.00 to 1.00 as of the last day of any Fiscal Quarter ending on or after December 31, 2020.

All capitalized terms above have the meanings ascribed to them in the Fifth Amendment or the Senior Secured Credit Facility, as applicable.

The foregoing description of the Fifth Amendment is a summary only and is qualified in its entirety by reference to the complete text of the Fifth Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Item 2.02. Results of Operations and Financial Condition.

Below are the preliminary results for the Company's commodity derivatives, weighted-average common shares outstanding and average sales prices for the three months ended September 30, 2020, as provided by the Company on October 22, 2020:

Commodity Derivatives Update

The following table presents settlements received for matured and early-terminated commodity derivatives for the period presented:

(in millions)	Three months ended September 30, 2020
Oil(1)	$51.9
NGL	3.9
Natural gas	2.4
Settlements received for matured and early-terminated commodity derivatives	$58.2
_______________________________________________________________________________

(1) Includes $6.3 million of settlements received for early-terminated commodity derivatives.

The Company records all derivatives on its consolidated balance sheet as assets and/or liabilities measured at their estimated fair value. The Company has not designated any derivatives as hedges for accounting purposes and does not enter into such instruments for speculative trading purposes. Settlements received for matured and early-terminated commodity derivatives are included in the line item "Gain (loss) on derivatives, net" reported under "Non-operating income (expense)" on the Company's consolidated statements of operations.

Weighted-Average Common Shares Outstanding

The following table presents the Company's basic and diluted weighted-average common shares for the period presented:

(in millions)	Three months ended September 30, 2020
Basic	11.7
Diluted	11.7

Average Sales Prices

The following table presents average sales prices(1) for the period presented:

Three months ended September 30, 2020
Oil ($/Bbl)	$40.38
NGL ($/Bbl)	$9.04
Natural gas ($/Mcf)	$0.79
_______________________________________________________________________________

(1) Price reflects the average of actual sales prices received when control passes to the purchaser/customer     adjusted for quality, certain transportation fees, geographical differentials, marketing bonuses or deductions and other factors affecting the price received at the delivery point.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 2.02 of this Current Report on Form 8-K is deemed to be "furnished" and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 7.01. Regulation FD Disclosure.

On October 22, 2020, the Company furnished a press release regarding the reaffirmation of the Borrowing Base and the acquisition of Howard County acreage. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

All statements in this Item 7.01 and the press release, other than historical financial information, may be deemed to be forward-looking statements within the meaning of the Section 27A of the Securities Act and Section 21E of the Exchange Act. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and actual results or developments may differ materially from those in forward-looking statements. See the Company's Annual Report on Form 10-K for the year ended December 31, 2019 and the Company's other filings with the SEC for a discussion of other risks and uncertainties. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto are deemed to be "furnished" and shall not be deemed "filed" for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
10.1
Fifth Amendment to the Fifth Amended and Restated Credit Agreement, dated as of October 22, 2020, among Laredo Petroleum, Inc., as borrower, Wells Fargo Bank, N.A., as administrative agent, Laredo Midstream Services, LLC and Garden City Minerals, LLC, as guarantors and the banks signatory thereto.

99.1	Press Release dated October 22, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Date: October 22, 2020	By:	/s/ Bryan J. Lemmerman
Bryan J. Lemmerman
Senior Vice President and Chief Financial Officer